ASSUMPTION AGREEMENT, dated as of November 16, 2022 (this
Assumption Agreement”), made by and among Par Petroleum, LLC, a Delaware limited liability company (the “Company”), and Par Petroleum Finance Corp., a Delaware corporation (“Finance Corp.”, and together with the Company, the “Issuers”), and Par Montana, LLC, a Delaware limited liability company (the “Additional Grantor”), in favor of Wilmington Trust, National Association, as Collateral Trustee (in such capacity, the “Collateral Trustee”) for (i) the noteholders under the Indenture (as hereinafter defined), and (ii) the other Secured Parties (as defined in the Pledge and Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Indenture.
W I T N E S S E T H:
WHEREAS, the Issuers, Par Pacific Holdings, Inc., for the limited purposes set forth therein, the guarantors party thereto, Wilmington Trust, National Association, as trustee, and the Collateral Trustee have entered into that certain Indenture, dated as of December 21, 2017 (as amended, supplemented, replaced or otherwise modified from time to time, the “Indenture”);
WHEREAS, in connection with the Indenture, the Issuers and certain of their Affiliates (other than the Additional Grantor) entered into the Pledge and Security Agreement, dated as of December 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;
WHEREAS, the Indenture requires the Additional Grantor become a party to the Pledge and Security Agreement;
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Pledge and Security Agreement; and
WHEREAS, in connection with the entry into this Assumption Agreement, the Issuers desire to amend and supplement certain Schedules to the Pledge and Security Agreement.
NOW, THEREFORE, IT IS AGREED:
1.Pledge and Security Agreement. By executing and delivering this Assumption Agreement, Additional Grantor, as provided in Section 9.13 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedules 1, 2, 3, 4, 5 and 6 to the Pledge and Security Agreement (as such Schedules may have been amended or supplemented prior to the date hereof). Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.Supplement to Schedules. By executing and delivering this Assumption Agreement, each Issuer, as provided in Section 3 of the Pledge and Security Agreement, hereby supplements the information set forth in Schedules 1, 2, 3 and 4 to the Pledge and Security Agreement as set forth in Annex 1 hereto.

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3.GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.Successors and Assigns. This Assumption Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuers and the Additional Grantors may not assign, transfer or delegate any of their rights or obligations under this Assumption Agreement without the prior written consent of the Collateral Trustee and any such assignment, transfer or delegation without such consent shall be null and void.
5.Counterparts. This Assumption Agreement may be executed by one or more of the parties to this Assumption Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Assumption Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
ISSUERS:

PAR PETROLEUM, LLC
By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer
PAR PETROLEUM FINANCE CORP.
By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer
ADDITIONAL GRANTOR:

PAR MONTANA, LLC
By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer

Signature Page to Assumption Agreement